Exhibit 10.34

FIRST AMENDMENT TO THE

EQUITY PURCHASE AGREEMENT

This First Amendment to the Equity Purchase Agreement is entered into as of October 28, 2024 (this “Agreement”), by and between Siyata Mobile Inc., a British Columbia corporation (the “Company”), and Hudson Global Ventures, LLC, a Nevada limited liability company (the “Investor”, and collectively with the Company, the “Parties”).

WHEREAS the Parties have entered into an Equity Purchase Agreement (the “EPA”) dated as of October 21, 2024 (the “EPA Date”); and

WHEREAS, the Parties now desire to amend the EPA;

NOW, THEREFORE, the Parties hereto agree as follows:

1.	Amendment. The defined term “Commitment Shares” in Section 1.1 of the EPA is hereby amended to read as follows, such amendment to be effective retroactive to the EPA Date:

“Commitment Shares” shall mean 210 shares of Class C preferred stock of the Company.”

2.	Effect of Amendment; Full Force and Effect. This Agreement shall form a part of the EPA for all purposes, and each Party shall be bound hereby and this Agreement and the EPA shall be read and interpreted as one combined instrument. From and after the date hereof, each reference in the EPA to “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby” or words of like import referring to the EPA shall mean and be a reference to the EPA as amended by this Agreement. Except as herein expressly amended or otherwise provided herein, each and every term, condition, warranty and provision of the EPA shall remain in full force and effect, and such are hereby ratified, confirmed and approved by the Parties.

3.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by electronic means, including DocuSign, Adobe Sign or other similar e-signature services, e-mail or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

THE COMPANY:

SIYATA MOBILE INC.

By:
Name:	Marc Seelenfreund
Title:	Chief Executive Officer

INVESTOR:

HUDSON GLOBAL VENTURES, LLC

By:
Name:
Title: